EXHIBIT 10.6

            Severance Agreements have been executed by the Company and the indicated employees, each substantially identical in all material respects to the form of Severance Agreement filed as Exhibit 10.6 to the Company's 2000 Annual Report on Form 10-K except as noted below.

EMPLOYEE	POSITION	DATE OF AGREEMENT

Neil M. Bardach	Vice President - Finance Chief Financial Officer	August 1, 1998
Gordon S. Borteck	Vice President, Organization and Human Resources	March 15, 2002
Alain Bouruet-Aubertot	Senior Vice President - Minteq	November 25, 2002
Michael A. Cipolla	Controller and Chief Accounting Officer	March 1, 2001
Howard R. Crabtree	Senior Vice President, Minteq (Senior Vice President - Technology and Logistics as of November 25, 2002)	March 15, 2002
Anton Dulski	Chief Operating Officer	January 1, 1997
S. Garrett Gray	Vice President, General Counsel and Secretary	March 1, 2001
D. Randy Harrison	Vice President and General Manager, Performance Minerals	March 15, 2002
William Kromberg	Vice President - Taxes	March 1, 2001
Kenneth Massimine	Senior Vice President, Paper PCC	March 15, 2002
Paul R. Saueracker	Chairman, President and Chief Executive Officer	January 1, 1997
John A. Sorel	Senior Vice President, Corporate Development and Finance (Senior Vice President - Finance, Chief Executive Officer and Treasurer as of November 25, 2002)	March 15, 2002